Exhibit 10.5

獨家購買權協議

Exclusive Call Option Agreement

本獨家購買權協議（下稱“本協議”)由下列各方於2022年9月7日在中華民國新北市簽訂：

This Exclusive Call Option Agreement (“Agreement”) is made and entered into in New Taipei City, Taiwan (R.O.C) on September 7, 2022 by and among the following Parties:

1.	施漢捷 （以下稱為“股東”）

Shih, Han-Chieh （hereinafter referred to as the “Existing Shareholder”）

2.	Nocera, Inc （以下稱為“NOCERA”）：

註冊地：中華民國新北市汐止區大同路一段185號3樓

Nocera, Inc. （hereinafter referred to as “NOCERA”）

Registered Address: 3F., No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221 , Taiwan (R.O.C.)

3.	美心團膳開發股份有限公司 （以下稱為“國内公司”）

註册地：中華民國台北市南港區重陽路166巷7號1樓

Meixin Institutional Food Development Co., Ltd. （hereinafter referred to as the “Domestic Company”）

Registered Address: 1F., No. 7, Ln. 166, Chongyang Rd., Nangang Dist., Taipei City 115, Taiwan (R.O.C.)

在本協議中，NOCERA、股東和國內公司以下各稱“一方”，合稱“各方”。

In this Agreement, each of NOCERA, Existing Shareholders and Domestic Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鑒於：

Whereas:

1.	現有股東合計持有本公司80％股權，其中施漢捷持有本公司80％股權；

The Existing Shareholders own 80% equity interest in the Domestic Company in total, of which, Shih, Han-Chieh holds 80% equity interest in the Domestic Company.

2.	於2022年9月7日，NOCERA與國內公司訂立獨家業務合作協議（“獨家業務合作協議”），而NOCERA與現有股東訂立股權質押協議（“股權抵押協議”）及一系列其他協議。

On September 7, 2022, NOCERA and the Domestic Company entered into an Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation Agreement”）and NOCERA and the Existing Shareholders entered into an Equity Pledge Agreement (“Equity Pledge Agreement” and a serial of other agreements on the same.

因此，各方在友好協商後，特此同意如下：

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

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1.	購買和出售股權

Purchase and Sale of Equity

1.1授予權利。現有股東特此不可撤銷地授予NOCERA獨家、不可撤銷的權利，根據中華民國法允許的範圍，NOCERA有權在任何時間購買或指定任何人（“指定人”）向現有股東購買股權。根據NOCERA自行決定的步驟，並按照本協議第1.3條規定的價格（“股權購買權”），使得NOCERA可以隨時一次或多次從股東購買，或指定一人或多人(“被指定人”）從股東購買，股東所持的國內公司的全部或部分股權。NOCERA和被指定人可享有的認購權是獨家的。國內公司特此同意現有股東向NOCERA授予該認購期權。就本條款及本協議而言，“人”指任何個人，公司，合資企業，合夥企業，企業，信託或非法人組織。

Grant of Option. The Existing Shareholders hereby irrevocably grant to NOCERA an exclusive and irrevocable option whereby NOCERA shall be entitled to purchase or designate any person or persons (“Designee”） to purchase from the Existing Shareholders at any time, to the extent permitted by the Taiwan (R.O.C) laws, all or part of the equity held by the Existing Shareholders in the Domestic Company following the exercise steps determined by NOCERA at its own discretion and per the price set forth in Article 1.3 hereof (“Call Option”). No third person other than NOCERA and the Designee may enjoy the Call Option. The Domestic Company hereby agrees that the Existing Shareholders grant such Call Option to NOCERA. For the purpose of this clause and this Agreement, a “person” refers to any individual， corporation, joint venture, partnership, enterprise, trust or unincorporated organization.

1.2行使步驟。根據中華民國法律及法規，NOCERA可向現有股東發出書面通知（“股權購買通知”），並指明以下事項行使認購期權：（a）NOCERA有關行使認購期權的決定; （b）NOCERA擬向現有股東購買的股權數額（“目標股權”）;及（c）購買日期或權益轉讓日期。

Exercise Steps. Subject to the Taiwan (R.O.C) laws and regulations, NOCERA may exercise the Call Option by issuing a written notice (“Equity Purchase Notice”) to the Existing Shareholders specifying the following matters: (a)NOCERA’s decision on exercise of the Call Option; (b) the amount of equity interest (“Target Equity”） which NOCERA proposes to purchase from the Existing Shareholders; and (c) the date of purchase/date of transfer of equity.

1.3購買價格。除非適用法律法規要求評估，否則目標股權的購買價格（“購買價格”）應為股權轉讓時中華民國法律法規允許的最低價格。

Purchase Price. Unless applicable laws and regulations require an appraisal, the purchase price of the Target Equity (“Purchase Price”）shall be the minimum price permitted by the Taiwan (R.O.C) laws and regulations at the time of transfer of equity.

1.4轉移目標股權。在NOCERA每次行使認權時：

Transfer of the Target Equity. At each exercise of Call Option by NOCERA:

（a）現有股東應責成國內公司及時召開股東大會，在該會議上應當通過現有股東向NOCERA和/或指定人轉讓股權的決議；現有股東應就NOCERA和/或指定人轉讓被購買股權取得國內公司其他股東的同意及放棄優先購買權的書面聲明；

The Existing Shareholders shall cause the Domestic Company to hold the shareholders’ meeting in a timely manner. In the meeting, a resolution on the approval of the transfer of equity from the Existing Shareholders to NOCERA and/or the Designee shall be adopted, and the Existing Shareholders shall sign a written confirmation to waive their right of first refusal toward such transfer of equity by other shareholder of the Domestic Company to NOCERA and/or or any person designated by NOCERA;

（b）現有股東及NOCERA（或如適用，指定人）應根據本協議及股權收購通知的規定，為每次轉讓訂立股權轉讓協議；

The Existing Shareholders and NOCERA (or, where applicable, the Designee) shall enter into an equity transfer agreement in accordance with the provisions of this Agreement and the Equity Purchase Notice;

（c）有關各方應簽署所有其他必要的合同，協議或檔，獲得所有必要的政府批准和同意，並採取一切必要行動，以利將被購買股權的有效所有權在不附帶任何擔保權益的情況下轉移給NOCERA和/或被指定人，並使NOCERA和/或被指定人成為被購買股權的登記在冊所有人。就本條款和本協議而言，“擔保權益”包括擔保，

抵押，質押，協力廠商權利或利益，任何購股權，收購權，優先購買權，抵銷權，保留所有權或其他擔保安排。但是，為了明確起見，

不包括從本協議或股權質押協議中產生的任何擔保權益。

The relevant parties shall sign all other requisite contracts, agreements or documents, obtain all requisite government approvals and consents, and take all necessary actions, so as to transfer the valid ownership of the Target Equity to NOCERA and/or the Designee free of any security interest and cause NOCERA and/or the Designee to be the registered owner of the Target Equity. For the purpose of this clause and this Agreement, security interest, includes guarantees, mortgages, pledges, third-party rights or interests, any share option, right of acquisition, right of first refusal, right of offset, retention of title or other security arrangements. However, for the sake of clarity, it does not include any security interest created from this Agreement or the Equity Pledge Agreement.

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2.	承諾

Undertaking on Equity

2.1國內公司的承諾。國內公司特此承諾：

Undertaking by the Domestic Company. The Domestic Company hereby undertakes that:

（a）	未經NOCERA事先書面同意，不得以任何形式增加，修改或修改國內公司章程，增加或減少其實收資本，或以任何方式更改其註冊資本結構;

Without prior written consent of NOCERA, it will not add, revise or amend the articles of association of the Domestic Company in any form, or increase or decrease its paid-in capital, or change its registered capital structure in any way;

（b）	遵循良好的財務和商業標準和慣例，保持公司的存續，謹慎有效地經營業務和處理事務;

It will follow good financial and commercial standards and practices, maintain itself in good standing, and prudently and effectively operate its business and handle affairs;

（c）	未經NOCERA事先書面同意，不在本合同簽署之日起的任何時間出售、轉讓、抵押或以其他方式處置國內公司的任何資產、 業務或收益的合法或受益權益，或允許在其上設置任何其他擔保權益；

Without prior written consent of NOCERA, it will not sell, transfer, mortgage or otherwise dispose any legal or beneficial interests in any assets, business or revenue of the Domestic Company, or allow the creation of any other security interests on the foregoing, at any time from the date hereof;

（d）	未經NOCERA事先書面同意，不得招致，繼承，擔保或允許存在任何債務，但下列情況除外：（i）正常或日常業務經營所產生的債務; （ii）已向NOCERA披露並獲得NOCERA書面同意的債務
（e）	；

Without prior written consent of NOCERA, it will not incur, inherit, guarantee or allow the existence of any debt, except for: (i) debts arising from normal or ordinary course of business operations; and (ii) debts that have been disclosed to NOCERA and obtained written consent from NOCERA;

（f）	保持所有現有業務正常運營，維持國內公司的資產價值，不進行影響其經營狀況或資產價值的作為或不作為；

It will keep all existing business under normal operation to maintain the asset value of the Domestic Company, and will not commit any act or omission which will affect its operating condition or asset value;

（g）	未經NOCERA事先書面同意，除正常業務過程中訂立的合約外，不會訂立任何重大合約（包括但不限於合約價值超過新台幣400,000元的合約）；

Without prior written consent of NOCERA, it will not enter into any material contract (including but not limited to any contract with a contractual value of over NTD 400,000), other than those entered into in the normal course of business;

（h）	未經NOCERA事先書面同意，不向任何人提供任何貸款或信貸；

Without prior written consent of NOCERA, it will not provide any loan or credit to any person;

（i）	應NOCERA的要求，它將向NOCERA提供有關國內公司運營和財務狀況的資料；

At the request of NOCERA, it will provide NOCERA with all information on the operational and financial condition of the Domestic Company;

（j）	國內公司將向NOCERA可接受的保險公司購買和續訂保險。保險金額和類型應與在同一地區從事類似業務或具有類似財產或資產 的其他公司通常採購的保險金額相同;

The Domestic Company will purchase and maintain insurance from an insurer acceptable to NOCERA. The amount and type of insurance shall be the same as those of the insurance normally procured by other companies engaging in similar business or having similar property or assets in the same region;

（k）	未經NOCERA事先書面同意，不得與任何人合併或聯合，或對任何人進行收購或投資;

Without prior written consent of NOCERA, it will not merge or consolidate with any person, or acquire or invest in any person;

（l）	將發生的或可能發生的與國內公司資產、業務或收益有關的訴訟、仲裁或行政程式立即通知NOCERA;

It will inform NOCERA immediately of any pending or threatened lawsuits, arbitration or administrative proceedings relating to assets, business and revenue of the Domestic Company;

（m）	為了保持對國內公司所有資產的所有權，簽署所有必要或適當的檔，採取一切必要或適當的行動，提出所有必要或適當的索賠， 或對所有索償進行必要和適當的抗辯；

In order to maintain its ownership over all of its assets, the Domestic Company will sign all necessary or appropriate documents, take all necessary or appropriate actions, bring forward all necessary or appropriate claims, or make all necessary and appropriate defenses against all claims;

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（n）	未經NOCERA事先書面同意，不得以任何形式分配股息；

Without prior written consent of NOCERA, it will not distribute dividends in any form;

（o）	除中華民國法律強制要求外，未經NOCERA書面同意，國內公司不得解散或清算;

Unless mandatorily required by the Taiwan (R.O.C) laws, without written consent of NOCERA, the Domestic Company shall not dissolve or liquidate;

（p）	應NOCERA的要求，將任命NOCERA指定或認可的任何人為國內公司的董事；以及

At the request of NOCERA, it will appoint any person designated or recognized by NOCERA as the director of the Domestic Company; and

（q）	未經NOCERA事先書面同意，不會發行任何額外股權或收購國內公司股權的權利。

Without prior written consent of NOCERA, it will not issue any additional equity or right to acquire or receive equity in the Domestic Company.

2.2現有股東的承諾。現有股東承諾：

Undertakings by the Existing Shareholders. The Existing Shareholders undertake that:

（a）	未經NOCERA事先書面同意，不得以任何形式增加，修改或修改國內公司章程，增加或減少其實收資本，或以任何方式更改其註冊資本結構;

Without prior written consent of NOCERA, they will not add, revise or amend the articles of association of the Domestic Company in any form, or increase or decrease its paid-in capital, or change its registered capital structure in any way;

（b）	未經NOCERA事先書面同意，不在本合同簽署之日起的任何時間出售、轉讓、 抵押或以其他方式處置其擁有的國內公司的股權的合法或受益權益,或允許在其上設置任何其他擔保權益， 但根據股東股權質押合同在該股權上設置的質押則除外；

Without prior written consent of NOCERA, they will not sell, transfer, mortgage or otherwise dispose any ownership or beneficial interest in any equity, or allow the creation of any other security interests on the foregoing, at any time from the date hereof, except for pledge created on equity of the Domestic Company under the Equity Pledge Agreement;

（c）	未經NOCERA事先書面同意，促使公司股東大會及/或董事（或執行董事）不批准出售，轉讓，質押或以其他方式處置任何股權的合法或受益權益， 除了NOCERA或NOCERA指定的任何人外，不允許在其上創設任何擔保權益;

Procure the shareholders’ meeting and/or directors (or executive director) of the company not to approve, without prior written consent of NOCERA, any sale, transfer, pledge or otherwise disposal of the lawful or beneficiary interests in any equity, nor allow any security interests created thereon, except to NOCERA or any person designated by NOCERA;

（d）	未經NOCERA事先書面同意，不會批准國內公司與任何人合併或聯合，或對任何人進行收購或投資;

Without prior written consent of NOCERA, they will not approve that the Domestic Company merge or consolidate with any person, or acquire or invest in any person;

（e）	立即通知NOCERA有關其所擁有的股權的任何未決或潛在的訴訟，仲裁或行政訴訟;

They will inform NOCERA immediately of any pending or threatened lawsuits, arbitration or administrative proceedings relating to the equity they owned;

（f）	將促使國內公司的股東大會投票並批准根據本協定轉讓目標股權;

They will cause the shareholders’ meeting of the Domestic Company to vote for and approve the transfer of the Target Equity under this Agreement;

（g）	為了保持對目標股權的所有權，他們將簽署所有必要或適當的檔，主動採取一切必要或適當的行動，和/或提出所有必要或適當的索賠， 或做出針對索賠的一切必要和適當的抗辯;

In order to maintain their ownership over the Target Equity, they will sign all necessary or appropriate documents, proactively take all necessary or appropriate actions, and/or bring forward all necessary or appropriate claims, or make all necessary and appropriate defenses against all claims;

（h）	應NOCERA的要求，將任命NOCERA指定或認可的任何人為國內公司的董事和高級管理人員;

At the request of NOCERA, they will appoint any person designated or recognized by NOCERA as the director and the senior executive of the Domestic Company;

（i）	未經NOCERA事先書面同意，不會出售或使國內公司管理層處置任何重大公司資產（正常業務過程除外）或在任何重大資產上創設任何擔保權益或協力廠商權利;

Without prior written consent of NOCERA, it will not dispose or cause the management of the Domestic Company to dispose any material corporate asset (except in the normal course of business) or create any security interest or other third party right over any material asset;

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（j）	未經NOCERA事先書面同意，不會終止或使國內公司的管理層終止國內公司簽署的任何重大協議，或簽署任何與現有重大協定相衝突的其他協定;

Without prior written consent of NOCERA, it will not terminate or cause the management of the Domestic Company to terminate any material agreement signed by the Domestic Company, or sign any other agreement in conflict with the existing material agreements;

（k）	未經NOCERA事先書面同意，不會委任或罷免任何由現有股東委任或罷免的任何國內公司董事，監事或其他由股東委任或罷免的高級管理人員， 亦不會雇用任何傭金在新台幣2,000,000元以上其他雇員或服務提供者;

Without prior written consent of NOCERA, it will neither appoint or remove any director, supervisor of the Domestic Company or other executives that shall be appointed or removed by the Existing Shareholders, nor hire any other employee or service provider with a compensation above NTD 2,000,000;

（l）	未經NOCERA事先書面同意，不使國內公司宣佈分配或實際分配任何可分配利潤，股息或紅利。如現有股東取得任何利潤，股息或獎金或清算收入， 應根據中華民國法律及時移轉予NOCERA或NOCERA指定的任何人；

Without prior written consent of NOCERA, it will not cause the Domestic Company to declare distribution or actually distribute any allocable profit, dividend or bonus, and should they obtain any profit, dividend or bonus or liquidated income from the Domestic Company, they shall subject to the Taiwan (R.O.C) laws timely grant the same to NOCERA or any person designated by NOCERA;

（m）	應NOCERA的要求，將立即無條件將其股權轉讓予NOCERA或指定人，並放棄其他現有股東的優先購買權；

At the request of NOCERA from time to time, they will transfer their equity to NOCERA or the Designee unconditionally and immediately, and waive the right of first refusal towards such transfer of equity by other Existing Shareholder;

（n）	將嚴格遵守本協議的條款以及由NOCERA，現有股東和國內公司共同或單獨簽署的其他合同，有效履行其中的義務， 並且不會以任何作為或者不作為影響此類合同的有效性和可執行性，包括但不限於在第2條下的股東大會上投票；以及

They will strictly comply with the provisions of this Agreement and other contracts which are jointly or individually signed by NOCERA, the Existing Shareholders and the Domestic Company, effectively perform the obligations thereunder, and will not commit any act or omission which will affect the validity and enforceability of such contracts, including without limitation, vote in a shareholder meeting under Article 2; and

（o）	現有股東不可撤銷地對本協議項下義務承擔連帶責任。

The Existing Shareholders irrevocably undertake to be jointly and severally liable for the obligations hereunder.

3.	現有股東及國內公司的陳述及保證

Representations and Warranties of the Existing Shareholders and the Domestic Company

現有股東及國內公司特此向NOCERA共同及分別聲明並保證以下事項，於本簽署日期及每個股權轉讓日期：

The Existing Shareholders and the Domestic Company hereby jointly and severally represent and warrant the followings to NOCERA on the date hereof and on each date of transfer of equity:

3.1有權簽署和交付本協議及其作為一方的任何股權轉讓協定（“轉讓協定”），並根據本協定簽署每項轉讓，以及履行本協定和任何轉讓協定下的義務。本協定及其作為一方的任何轉讓協定簽署後，本協定和此類轉讓協定將構成其合法，有效和有約束力的義務並可根據其條款對其強制執行；

They have the rights and capacity to sign and deliver this Agreement and any equity transfer agreement (“Transfer Agreement”）to which they are one party and sign for each transfer according to this Agreement, and perform their obligations under this Agreement and any Transfer Agreement. Once this Agreement and any Transfer Agreement to which they are one party are signed, this Agreement and such Transfer Agreement will become their legal，valid and binding obligations enforceable against them in accordance with their terms;

3.2本協定或任何轉讓協定的簽署、交付以及履行其在本協定或任何轉讓協定下的義務均不會：（i）導致違反任何適用的中華民國法律; （ii）與其公司章程或其他組織文件檔發生衝突; （iii）導致違反其是一方或對其有約束力的任何合同或文件，或構成其是一方或對其有約束力的任何合同或文件項下的違約；（iv）違反授予及/或維持授予他們的任何批准或許可的有效性的任何條件；或（v）導致給任何一方頒發的任何許可或批准中止或被撤銷或附加條件；

Neither the execution and delivery of this Agreement or any Transfer Agreement nor the performance of their obligations under this Agreement or any Transfer Agreement will: (i) violate any applicable Taiwan (R.O.C) laws; (ii) conflict with their articles of association or other organization documents; (iii) violate or default under any contract or instrument to which they are a party or which binds upon them; (iv) violate any condition to grant and/or maintain the validity of any approval or permit granted to them; or (v) cause any permit or approval granted to them to be suspended, cancelled or imposed with additional conditions;

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3.3現有股東對所有資產擁有良好且可交易的所有權。現有股東並無就該等資產設置擔保權益；

The Existing Shareholders have good and merchantable title to all assets. The Existing Shareholders set up no security interest over such assets;

3.4除（i）正常業務所產生的債務; 及（ii）已向NOCERA以書面形式披露及認可的債務外，國內公司並無未償還債務;

The Domestic Company has no outstanding debts except (i) those arising from its normal course of business; and (ii) debts that have been disclosed to and approved by NOCERA in writing;

3.5國內公司應遵守所有適用的法律法規;和

The Domestic Company shall comply with all applicable laws and regulations; and

3.6沒有已發生、未決或潛在與國內公司的股權，資產或其他方面有關的訴訟，仲裁或行政訴訟。

There is no existing, pending or threatening litigation, arbitration or administrative proceedings relating to equity, assets or other aspects of the Domestic Company.

4.	保密

Confidentiality

各方知悉並確認與本協議相互交換的任何口頭或書面資訊均為機密資訊。各方應對所有此類資訊保密，未經其他方書面同意，除下列情況外，不得向各方披露任何相關資訊：

The Parties acknowledge and confirm that any oral or written information mutually exchanged in connection with this Agreement shall be Confidential Information. The Parties shall keep confidential all such information, and without written consent of other Parties, they shall not disclose any relevant information to any third party except under the following circumstances:

（a)公眾人士知悉或將會知悉的任何資訊（惟並非由接受保密資訊之一方擅自向公眾披露）；（b)根據適用法律法規而所需披露之任何資訊；或（c）如果任何一方需要基於本文所述交易的目的向其法律或財務顧問披露此類資訊，並且此類法律或財務顧問還需要承擔與本條規定類似的保密責任。任何一方的工作人員或聘用的機構違反保密規定，均視為違反，該方應依照本協議承擔違約責任。不論在本協議因任何理由終止後，本條款繼續有效。

(a) where such information is or will be known by the general public (for reasons other than the unauthorized disclosure to the public by any Party receiving such information); (b) where the disclosure of such information is required by applicable laws or regulations; or (c) where any Party needs to disclose such information to its legal or financial advisor for the purpose of the transaction contemplated herein, and such legal or financial advisor also needs to assume confidentiality liability similar to that provided in this Article. The breach of confidentiality by the staff of or agency retained by any Party shall be deemed as breach of confidentiality by such Party, and such Party shall assume the liabilities for breach of contract in accordance with this Agreement. This Article shall survive the termination of this Agreement for whatsoever reason.

5.	有效性和期限

Effectiveness and Term

本協定自各方簽署本協定之日起生效，有效期為十（10）年，並可由NOCERA選擇延長十（10）年。除非NOCERA以書面形式通知現有股東及國內公司其未同意延長本協定，否則本協定將於期限屆滿後自動延長十（10）年，依此類推，延長時間沒有任何限制。現有股東及國內公司無權反對延長本協議期限。

This Agreement shall take effect from the date when the Parties sign this Agreement, with a term of ten (10) years and may be extended for another ten (10) years at the option by NOCERA. Unless notified by NOCERA to the Existing Shareholders and the Domestic Company in writing that it does not consent to an extension of this Agreement, this Agreement shall be automatically extended for another ten (10) years upon the expiration of term, and so on, without any restriction in extension times. The Existing Shareholders and the Domestic Company shall have no right of objection to the extension of term hereof.

6.	終止

Termination

6.1到期日終止。本協議將在期限屆滿之日終止，除非根據本協定的有關規定予以延長。

Termination on Expiry Date. This Agreement shall terminate on the expiry date of the term unless it is extended in accordance with relevant provisions hereof.

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6.2提前終止。于本協議有效期內，現有股東或國內公司不得提早終止本協議，除非現有股東已將其在國內公司的全部股權合法轉讓予NOCERA及/或NOCERA指定的其他實體或個人。如果NOCERA在本協議到期日之前破產或合法解散或終止，本協議將自動終止。儘管有上述規定，NOCERA可以在任何時候提前三十（30）天向其他方發出書面通知終止本協議。

Early Termination. During the term of this Agreement, the Existing Shareholders or the Domestic Company shall not early terminate this Agreement unless the Existing Shareholders have legally transferred all of their equity in the Domestic Company to NOCERA and/or other entity or individual designated by NOCERA according to this Agreement. Should NOCERA be bankrupt or legally dissolved or terminated prior to the expiry date of this Agreement, this Agreement shall terminate automatically. Notwithstanding the foregoing, NOCERA may at any time issue a written notice to other Parties thirty (30) days in advance to terminate this Agreement.

6.3繼續有效。本協議終止後，各方根據第四條，第七條和第八條享有的權利和義務繼續有效。

Survival. Upon termination of this Agreement, the rights and obligations of the Parties under Article 4, Article 7 and Article 8 shall survive.

7.	違約責任和賠償

Default Liabilities and Indemnity

7.1違約責任。各方同意並確認，如果本協議的任何一方（“違約方”）嚴重違反本協議的任何條款，或者實質上未履行或延遲履行本協議項下的任何義務，則應構成本協議下的違約（“違約”），以及任何除本協議下的其他相關權利外，其他非違約方（“非違約方”）可以要求違約方在合理的時限內進行更正或採取補救措施。如果違約方仍未在合理期限內或在他方書面通知違約方並要求更正後十（10）天內進行更正或採取補救措施，非違約方可以要求違約方支付違約賠償金。

Default Liabilities. The Parties agree and confirm that if any Party hereto (“Breaching Party”) materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”), and any of other non-breaching Parties (“Non-breaching Parties”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, the Non-breaching Parties may request the Breaching Party to pay liquidated damages.

7.2賠償。現有股東及國內公司應全數賠償NOCERA因本協議的履行或因本協議的實施而對NOCERA提出的任何訴訟，索賠或其他要求所造成的任何損失，損害，責任和/或支出，並保證NOCERA免受因現有股東及國內公司的任何行為或任何協力廠商因現有股東及國內公司的行為而提出的任何索賠而對NOCERA造成任何損失和損害。

Indemnity. The Existing Shareholders and the Domestic Company shall fully indemnify NOCERA against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against NOCERA due to or arising out of the performance of this Agreement, and hold NOCERA harmless from any loss and damage caused to NOCERA by any act of the Shareholders or the Domestic Company or any claim made by any third party due to the act of the Existing Shareholders or the Domestic Company.

8.	適用法律和爭議解決

Applicable Laws and Dispute Resolution

8.1本協議的訂立、效力、解釋、履行、修改和終止以及爭議的解決均適用中華民國法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of，this Agreement shall be governed by the Taiwan (R.O.C) laws.

8.2爭議解決。因解釋和履行本協議而發生的任何爭議，本協議各方首先通過友好協商的方式加以解決。如果與本協議有關或由本協議引起的任何爭議無法通過友好協商解決，任何一方均可將此類爭議提交中華民國地方法院，並根據其當時有效的仲裁規則在中華民國解決纷争。對於本協議下的仲裁，仲裁庭應由三名仲裁員组成。申請人和被申請人各自指定一名仲裁員，第三名仲裁員由上述兩名仲裁員經協商或由中華民國地方法院委任。仲裁裁決是终局的，對各方具有法律約束力。除仲裁裁決另有規定外，所有費用應由敗方承擔。各方一致同意仲裁不得公開進行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Taiwan (R.O.C) District Court to be administered in Taiwan (R.O.C) in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Taiwan (R.O.C) District Court. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

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9.	法律變更

Change in Law

本協議生效後，如果中華民國的任何中央或地方立法或行政機關修改任何中央或地方法律，法規，條例或其他規範性檔，包括修改，補充，廢除，解釋或公佈任何實施方法或規則現行法律，法規，條例或其他規範性檔（統稱“修訂”），或者發佈新的法律，法規，條例或者其他規範性檔（統稱“新規”），則在以下前提下適用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the Taiwan (R.O.C) amends any central or local Taiwan (R.O.C) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation’’), the following provisions shall apply:

9.1在本協議有效期內，修訂或新規對一方有利（而另一方不會因此產生任何重大不利影響），則各方應及時向有關當局申請（如有必要）以獲取此類利益修訂或新規，各方應盡一切努力促使批准此類申請。

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement (and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.

9.2如果由於修訂或新規，對NOCERA的經濟利益有任何直接或間接的重大不利影響，並且各方不能按照本協議之規定解決對NOCERA經濟利益的不利影響，則在NOCERA通知其他各方後，各方應及時協商對本協議進行所有必要的修改，以最大限度地保護NOCERA的經濟利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of NOCERA hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of NOCERA in accordance with the provisions of this Agreement, then after NOCERA notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of NOCERA hereunder.

10.	不可抗力

Force Majeure

10.1“不可抗力事件”是指任何超出締約方合理控制範圍的事件，並且不能通過受影響方的合理注意義務來防止，包括但不限於自然災害，戰爭和暴動，但欠缺債信，資本或資金不視為超出一方合理控制範圍。如果發生不可抗力事件延遲或妨礙履行本協議，受影響的一方僅對此類延遲或無法履行不承擔責任。尋求免除本協定履約義務或本協定任何條款規定的受影響方應立即通知他方被免除的義務和完成履行應採取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

10.2只有當受影響方已盡一切合理努力履行本協議時，尋求豁免義務的一方始可免除履行被延遲或被阻礙的義務，而不承擔任何責任。一旦此類責任免除的原因被糾正或修補，各方同意盡最大努力恢復履行本協議。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

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11.	其他

Miscellaneous

11.1通知。根據本協定發出的所有通知均應通過專人遞送、傳真或掛號郵件發送。如果通過掛號郵件發送，則在簽署收到掛號郵件的回執之日視為有效地發出通知。通過專人遞送或傳真傳送時，則視為於交付之日發出通知。通過傳真發送的通知的原件應通過掛號郵件發送或在通過傳真發送後由專人遞送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

11.2進一步保證。各方同意立即簽訂為履行本協定條款和目的而合理需要的其他檔，並採取有助於履行本協定條款和目的的進一步合理行動。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for the implementation of the provisions and purpose of this Agreement.

11.3完整協議。除本協定簽署後的書面修改，補充或變更外，本協定應構成各方就本協定內容達成的完整協定，並取代所有事先的口頭和書面協商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.4標題。本協議的標題僅為方便起見，不得用於解釋或以其他方式影響本協定條款的含義。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.5稅收和費用。各方應各自承擔因本協議的簽署和履行而產生的任何和所有稅費。

Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

11.6轉讓協議。未經NOCERA事先書面同意，國內公司不得轉讓本協議項下權利和義務予任何協力廠商。國內公司特此同意NOCERA可將其在本協議項下的權利和義務轉讓給任何各方，在這種情況下，NOCERA只需向國內公司發送書面通知，而無需進一步征得國內公司的同意。

Transfer of Agreement. Without prior written consent of NOCERA, the Domestic Company may not assign its rights and obligations hereunder to any third party. The Domestic Company hereby agrees that NOCERA may assign its rights and obligations hereunder to any third party, in which case NOCERA only needs to send a written notice to the Domestic Company, without further obtaining the consent of the Domestic Company for such assignment.

11.7承繼。本協議對締約方各自的繼承人及經許可的受讓人發生拘束力。

Succession. This Agreement shall be inure to the benefits of and binding upon the respective successors and permitted assigns of each Party

11.8可分割性。如果本協議的任何條款因相關法律不一致而無效或不可執行，則該條款僅在相關法律適用的範圍內被視為無效或不可執行，且不會影響本協議其他條款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

11.9豁免。任一方均可豁免本協議的條款和條件，前提是此類豁免僅在以書面形式提出並經各方同意和簽署後生效。如果違約之一方在特定情況下得到他方的豁免，該豁免不構成也取得其他類似違約行為的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

11.10協議的修正和補充。各方應通過書面文書修改和補充本協議。經各方妥善簽署後，該修改和補充將成為本協定的組成部分，並具有與本協定相同的法律效力。

Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

11.11份數及語言。本協議應以中、英文書就，一式三份，各方各持一份，各份具有同等效力。如果中、英文發生不一致，則以英文版本為准。

Counterpart. This Agreement shall be written in Chinese and English and made in three copies, with each Party hereto holding one copy with the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

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股東： 施漢捷

Existing Shareholder：Shih, Han-Chieh

簽字：

Signature： /s/ Shih, Han-Chieh

（本頁留作獨家購買權協議的簽名頁）

(This page is intentionally left as the signature page of the Exclusive Call Option Agreement)

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Nocera, Inc. :

簽字：

Signature: /s/ Cheng, Yin-Chieh

姓名： 鄭英杰

Name: Cheng, Yin-Chieh

職務：

Title: CEO

國內公司：美心團膳開發股份有限公司

Domestic Company：Meixin Institutional Food Development Co., Ltd.

簽字：

Signature： /s/ Shih, Han- Chieh

姓名： 施漢捷

Name：Shih, Han- Chieh

職務：

Title: G.M.

（本頁留作獨家購買權協議的簽名頁）

(This page is intentionally left as the signature page of the Exclusive Call Option Agreement)

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